Schedule of Investments
Thornburg Better World International Fund	June 30, 2019 (Unaudited)

		SHARES	VALUE
	Common Stock — 95.7%
	Banks — 10.7%
	Banks — 10.7%
	BNP Paribas S.A.	9,454	$ 448,980
	DNB ASA	87,118	1,620,738
	ING Groep N.V.	136,576	1,583,445
	Intesa Sanpaolo SpA	252,266	539,855
	Resona Holdings, Inc.	511,722	2,129,189
	Royal Bank of Scotland Group plc	274,932	767,431
	United Overseas Bank Ltd.	23,305	450,081
			7,539,719
	Capital Goods — 9.3%
	Building Products — 1.6%
	Assa Abloy AB Class B	48,849	1,104,161
	Electrical Equipment — 1.7%
	Prysmian SpA	57,205	1,180,618
	Machinery — 3.5%
	CNH Industrial N.V.	90,485	927,866
	Knorr-Bremse AG	6,356	708,286
	Weir Group plc	41,681	818,605
	Trading Companies & Distributors — 2.5%
	Brenntag AG	20,851	1,026,866
	Ferguson plc	10,616	754,980
			6,521,382
	Commercial & Professional Services — 3.5%
	Commercial Services & Supplies — 1.3%
	Focused Photonics Hangzhou, Inc. Class A	250,990	873,384
	Professional Services — 2.2%
	SEEK Ltd.	23,137	343,709
	SGS S.A.	477	1,215,221
			2,432,314
	Consumer Durables & Apparel — 2.0%
	Household Durables — 2.0%
	Sony Corp.	26,886	1,408,451
			1,408,451
	Consumer Services — 3.2%
	Hotels, Restaurants & Leisure — 3.2%
	Compass Group plc	58,140	1,393,264
	GreenTree Hospitality Group Ltd. ADR	64,976	844,688
			2,237,952
	Diversified Financials — 1.7%
	Capital Markets — 1.7%
	UBS Group AG	99,921	1,187,342
			1,187,342
	Food, Beverage & Tobacco — 1.2%
	Food Products — 1.2%
[a]	Nomad Foods Ltd.	38,800	828,768
			828,768
	Healthcare Equipment & Services — 7.0%
	Health Care Equipment & Supplies — 3.8%
[a]	Alcon, Inc.	11,164	689,373
	Hoya Corp.	9,627	737,015
	Terumo Corp.	41,770	1,243,627
	Health Care Providers & Services — 2.5%
	Fresenius Medical Care AG & Co. KGaA	22,570	1,771,867
	Health Care Technology — 0.7%
	M3, Inc.	26,161	477,772

Schedule of Investments, Continued
Thornburg Better World International Fund	June 30, 2019 (Unaudited)

		SHARES	VALUE
			4,919,654
	Household & Personal Products — 4.8%
	Household Products — 1.9%
	Reckitt Benckiser Group plc	17,222	$ 1,359,068
	Personal Products — 2.9%
	Kao Corp.	12,899	982,245
	Unilever plc	16,538	1,027,964
			3,369,277
	Insurance — 8.0%
	Insurance — 8.0%
	AIA Group Ltd.	231,649	2,498,359
	AXA S.A.	54,032	1,419,259
	NN Group N.V.	42,292	1,702,394
			5,620,012
	Materials — 6.2%
	Chemicals — 1.8%
	Novozymes A/S Class B	14,263	665,114
	Sika AG	3,677	627,523
	Construction Materials — 2.5%
	CRH plc	54,034	1,758,056
	Paper & Forest Products — 1.9%
	Mondi plc	57,736	1,312,460
			4,363,153
	Media & Entertainment — 4.6%
	Entertainment — 1.1%
[a]	Ubisoft Entertainment S.A.	10,262	803,289
	Interactive Media & Services — 3.5%
	Tencent Holdings Ltd.	53,805	2,428,619
			3,231,908
	Pharmaceuticals, Biotechnology & Life Sciences — 5.0%
	Life Sciences Tools & Services — 3.0%
	Lonza Group AG	2,428	819,282
	Thermo Fisher Scientific, Inc.	4,372	1,283,969
	Pharmaceuticals — 2.0%
	Novartis AG	15,541	1,420,055
			3,523,306
	Real Estate — 1.0%
	Equity Real Estate Investment Trusts — 1.0%
	Equinix, Inc.	1,354	682,809
			682,809
	Retailing — 6.3%
	Internet & Direct Marketing Retail — 3.4%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	14,244	2,413,646
	Specialty Retail — 2.9%
	GrandVision N.V.	38,009	883,417
	Industria de Diseno Textil S.A.	36,983	1,112,312
			4,409,375
	Semiconductors & Semiconductor Equipment — 5.5%
	Semiconductors & Semiconductor Equipment — 5.5%
	ASML Holding N.V.	6,277	1,311,459
	Infineon Technologies AG	74,656	1,320,060
	NXP Semiconductors N.V.	3,591	350,517
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	22,215	870,162
			3,852,198
	Software & Services — 1.9%
	Software — 1.9%
	SAP SE	9,904	1,359,980

Schedule of Investments, Continued
Thornburg Better World International Fund	June 30, 2019 (Unaudited)

		SHARES	VALUE
			1,359,980
	Telecommunication Services — 5.9%
	Diversified Telecommunication Services — 5.9%
	Deutsche Telekom AG	101,131	$ 1,749,320
	Nippon Telegraph & Telephone Corp.	22,950	1,067,942
	Orange S.A.	86,200	1,359,020
			4,176,282
	Transportation — 5.1%
	Transportation Infrastructure — 5.1%
	Aena SME S.A.	5,955	1,180,261
	Grupo Aeroportuario del Pacifico SAB de CV Class B	118,885	1,238,045
	Shanghai International Airport Co. Ltd. Class A	92,768	1,131,590
			3,549,896
	Utilities — 2.8%
	Electric Utilities — 2.8%
	Enel SpA	279,745	1,953,122
			1,953,122
	Total Common Stock (Cost $63,655,516)		67,166,900
	Short-Term Investments — 4.3%
[b]	Thornburg Capital Management Fund	305,235	3,052,351
	Total Short-Term Investments (Cost $3,052,351)		3,052,351
	Total Investments — 100.0% (Cost $66,707,867)		$70,219,251
	Liabilities Net of Other Assets — (0.0)%		(4,462)
	Net Assets — 100.0%		$70,214,789

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt

NOTES TO SCHEDULE OF INVESTMENTS
Thornburg Better World International Fund	June 30, 2019 (Unaudited)

NOTE 1 – ORGANIZATION
Thornburg Better World International Fund (the “Fund”) is a diversified series of Thornburg Investment Trust (the “Trust”). The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-two separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund currently offers three classes of shares of beneficial interest: Class A, Class C, and Institutional Class (“Class I”).
NOTE 2 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed Thornburg Investment Management, Inc., the Trust’s investment advisor (the "Advisor") to assist the Trustees to obtain market values for portfolio investments, evaluate and monitor professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assist in calculating fair values for portfolio investments in certain circumstances, and to perform other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, as well as the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg Better World International Fund	June 30, 2019 (Unaudited)

Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Fund may be traded on days and at times when the Fund is not open for business. Consequently, the value of Fund investments may be significantly affected on days when shareholders cannot purchase or sell Fund shares.
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and the Fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of June 30, 2019. In any instance when valuation inputs from more than one level are used to determine the fair value of a specific investment, the investment is placed in the level of the table based upon the lowest level input that is significant in determining the fair value of the investment:
	Fair Value Measurements at June 30, 2019
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities*
Common Stock	$ 67,166,900	$ 67,166,900	$ —	$ —
Short-Term Investments	3,052,351	3,052,351	—	—
Total Investments in Securities	$70,219,251	$70,219,251	$—	$—
Total Assets	$70,219,251	$70,219,251	$—	$—

*	See Schedule of Investments for a summary of the industry exposure as grouped according to the Global Industry Classification Standard (GICS), which is an industry taxonomy developed by MSCI, Inc. and Standard & Poor’s (S&P).
NOTE 3 – Investments with Affiliates
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Fund under the 1940 Act, including companies for which the Fund’s holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Fund invested for cash management purposes during the period:

NOTES TO SCHEDULE OF INVESTMENTS, Continued
Thornburg Better World International Fund	June 30, 2019 (Unaudited)

Fund	Market Value 9/30/18	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 6/30/19	Dividend Income
Thornburg Capital Management Fund	$2,894,980	$24,505,335	$(24,347,964)	$-	$-	$3,052,351	$66,148
NOTE 4 – Derivative Financial Instruments With Off-Balance Sheet Risk & Foreign Investment Risk
The Fund may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of FASB Accounting Standards Codification ASC 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Fund and how these derivatives affect the financial position, financial performance and cash flows of the Fund. The Fund does not designate any derivative instruments as hedging instruments under ASC 815.
During the period ended June 30, 2019, the Fund did not invest in any derivative financial instruments of the type addressed by ASC 815.